UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 3, 2009

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

13760 Noel Road, Suite 1100
Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On March 3, 2009, upon completion of the sale of a 26.75% interest in the South Akcakoca Sub-Basin described below under “Item 2.01 – Completion of Acquisition or Disposition of Assets,” Toreador Resources Corporation (“Toreador”) paid all outstanding principal, interest, compensation and fees owed by Toreador under the Loan and Guarantee Agreement, as amended, by and among Toreador, its direct and indirect subsidiaries, Toreador Turkey Ltd., Toreador Romania Ltd., Madison Oil France SAS, Toreador Energy France S.C.S., and Toreador International Holding L.L.C. and International Finance Corporation (“IFC”).  Toreador paid IFC $30 million in principal, $5.9 million in additional compensation and $500,000 in accrued interest and fees.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in Current Reports on Form 8-K filed on September 23, 2008 and February 4, 2009, Toreador and its subsidiaries, Toreador Turkey Limited and Toreador Turkey Limited, Ankara Turkey Branch and PETROL OFİSİ A.Ş and PETROL OFİSİ ARAMA ÜRETİM SANAYİ ve TİCARET ANONİM ŞİRKETI are parties  to the Assignment Agreement dated September 17, 2008, as amended on January 30, 2009 regarding the sale of a 26.75% interest in the South Akcakoca Sub-Basin.  On March 3, 2009, Toreador and its subsidiaries completed the sale of the 26.75% interest and received $50.0 million with an additional $5.0 million being due on September 1, 2009.  Toreador and its subsidiaries are also to receive the applicable value added tax, and the final purchase price is subject to additional closing adjustments.  The effective date of the sale is January 1, 2009.

Toreador’s unaudited pro forma condensed consolidated financial statements are included as “Item 9.01(b) – Financial Statements and Exhibits – Pro Forma Financial Information.”

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2008

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007

(d)	Exhibits

2.1

Assignment Agreement between PETROL OFISI AS, PETROL OFISI ARAMA URETIM SANAYI ve TICARET ANONIM SIRKETI and Toreador Turkey Limited, Toreador Turkey Limited, Ankara Turkey Branch and Toreador Resources Corporation, dated September 17, 2008, incorporated by reference from Exhibit 2.2 to the Toreador Resources Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

2.2

Amendment Protocol dated January 30, 2009 relating to the Assignment Agreement dated September 17th, 2008 between Toreador Turkey Limited, Toreador Turkey Limited, Ankara Turkey Branch and Toreador Resources Corporation and PETROL OFİSİ A.Ş. and PETROL OFİSİ ARAMA ÜRETİM SANAYİ ve TİCARET ANONİM ŞİRKETI, incorporated by reference from Exhibit 2.1 to the Toreador Resources Corporation Current Report on Form 8-K filed on February 4, 2009.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effects of the sale of our working and net revenue interests in the South Akcakoca Sub-Basin.

The pro forma consolidated statements of operations for the year ended December 31, 2007 is presented to show the net income (loss) as if the sale occurred on January 1, 2007.  The pro forma consolidated statement of operations for the nine months ended September 30, 2008 is presented to show the net income (loss) as if the sale occurred on January 1, 2008.  The pro forma condensed consolidated balance sheet is based on the assumption that the sale occurred on September 30, 2008.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements.  The pro forma data are not necessarily indicative of the financial results that would have been attained had the sale occurred on the dates referenced above and should not be viewed as indicative of operations in future periods.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and our Annual Report on Form 10-K for the year ended December 31, 2007 and our quarterly report on Form 10-Q for the quarter ended September 30, 2008.

TOREADOR RESOURCES CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

		Pro Forma		Pro Forma
	September 30, 2008	Adjustments		September 30, 2008
	(In thousands)

ASSETS

Cash and cash equivalents	$24,147	$14,100	(a)	$38,247
Other Current Assets	9,805	5,000	(b)	14,805
Oil and natural gas properties, net, held for sale	77,210	(77,210	)(c)	—
Total Current Assets	111,162	(58,110)		53,052

Oil and natural gas properties, net, using successful efforts method of accounting	118,060	—		118,060
Other assets	25,899	(924	)(d)	24,975
Total Assets	$255,121	$(59,034)		$196,087

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable and accrued liablities	$22,393	$(2,298	)(e)	$20,095
Other current liabilities	5,584	—		5,584
Total Current Liabilities	27,977	(2,298)		25,679

Long term liabilities	30,000	(30,000	)(f)	––
Other long term liabilities	22,760	—		22,760
Convertible Senior Notes	80,750	—		80,750
Total Liabilities	161,487	(32,298)		129,189
.
Stockholders’ equity	93,634	(26,736	)(g)	66,898
Total Liabilities and Stockholder’s Equity	$255,121	$(59,034)		$196,087

Pro Forma Adjustments

The unaudited pro forma condensed balance sheet at September 31, 2008 is based on our unaudited financial statements for the nine months ended September 30, 2008, and the adjustments and assumptions are described below.

(a).       Recording of the $50 million cash received upon closing of the sale to Petrol Ofisi and a reduction of $36.4 million to record the retirement of the International Finance Corporation (“IFC”) facility.

(b).      To record the $5 million receivable that was part of the sale to Petol Ofisi, that is due on September 1, 2009

(c).       Removal of the assets held for sale that was associated with our interest in the South Akcakoca Sub-basin project.

(d).      Removal of the capitalized loan fees associated with the IFC facility.

(e).       Removal of the accrued interest and additional compensation due to the IFC under the terms of the facility.

(f).         Removal of the long term debt that was due to the IFC.

(g).      The change in retained earnings was based on the changes described above that are associated with the sale of a 26.75% interest in the South Akcakoca Sub-basin project.

TOREADOR RESOURCES CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

				Pro Forma
	Nine Months Ended	Pro Forma		Nine Months Ended
	September 30, 2008	Adjustments		September 30, 2008
	(In thousands)

Oil and natural gas revenues	$51,540	(11,325	)(h)	$40,215

Lease operating	13,132	(849	)(i)	12,283
Exploration expense	2,875	(497	)(j)	2,378
Dry hole and abandonment	—	—		—
Depreciation, depletion and amortization	29,953	(18,637	)(k)	11,316
General and administrative	12,619	—		12,619
Impairment on oil and gas properties	55,461	(38,927	)(l)	16,534
Other operating costs and expenses	2,106	—		2,106
Total operating costs and expenses	116,146	(58,910)		57,236
Operating loss	(64,606)	47,585		(17,021)
Other income (expense)	(5,027)	(2,886	)(m)	(7,913)
Foreign currency exchange gain (loss)	2,930	(5,159	)(n)	(2,229)
Income (loss) from continuing operations before income taxes	(66,703)	39,540		(27,163)
Income tax benefit (provision)	(3,399)	(1,154	)(o)	(4,553)
Income from continuing operations	(70,102)	38,386		(31,716)
Income from discontinued operations, net of tax	(22)	—		(22)
Net income (loss)	(70,124)	38,386		(31,738)
Preferred dividends	—	—		—
Income (loss) available to common shares	$(70,124)	$38,386		(31,738)

Basic income (loss) available to common shares per share from:
Continuing operations	$(3.55)	$1.94		$(1.60)
Discontinued operations	(0.00)	—		(0.00)
	$(3.55)	$1.94		$(1.60)

Diluted income (loss) available to common shares per share from:
Continuing operations	$(3.55)	$1.94		$(1.60)
Discontinued operations	—	—		—
	$(3.55)	$1.94		$(1.60)

Weighted average shares outstanding:
Continuing operations	19,776	—		19,776
Discontinued operations	19,776	—		19,776

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2008, is based on our unaudited financial statements for the nine months ended September 30, 2008, and the adjustments and assumptions are described below.

(h).      Removal of the natural gas sales associated with our South Akcakoca Sub-basin project.

(i).          Removal of the operating expenses associated with our South Akcakoca Sub-basin project.

(j).          Removal of the exploration expenses associated with our South Akcakoca Sub-basin project.

(k).       Removal of the depreciation, depletion and amortization (“DD&A”) expenses associated with our South Akcakoca Sub-basin project.

(l).          Removal of the impairment expenses associated with our South Akcakoca Sub-basin project.

(m).    Recording of additional interest expense and additional compensation associated with the International Finance Corporation credit facility.

(n).      Recording of the foreign exchange loss associated with our South Akcakoca Sub-basin project.

(o).      Recording of a pro forma income tax provision, assuming a 20% rate, based on the pro forma changes in loss from continuing operations before income taxes.

TOREADOR RESOURCES CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

				Pro Forma
	Year Ended	Pro Forma		Year Ended
	December 31, 2007	Adjustments		December 31, 2007
		(In thousands)

Oil and natural gas revenues	$41,691	(5,667	)(p)	$36,024

Lease operating	12,644	(1,054	)(q)	11,590
Exploration expense	14,742	(1,869	)(r)	12,873
Dry hole and abandonment	21,840	—		21,840
Depreciation, depletion and amortization	21,257	(6,986	)(s)	14,271
General and administrative	17,313	—		17,313
Impairment on oil and gas properties	13,446	—		13,446
Other operating costs and expenses	(2,154)	—		(2,154)
Total operating costs and expenses	99,088	(9,909)		89,179
Operating loss	(57,397)	4,242		(53,155)
Other income (expense)	(2,440)	(6,237	)(t)	(8,677)
Foreign currency exchange gain (loss)	(26,305)	25,660	(u)	(645)
Income (loss) from continuing operations before income taxes	(86,142)	23,665		(62,477)
Income tax benefit (provision)	4,676	399	(v)	5,075
Income from continuing operations	(81,466)	24,064		(57,402)
Income from discontinued operations, net of tax	7,045	—		7,045
Net income (loss)	(74,421)	24,064		(50,357)
Preferred dividends	(162)	—		(162)
Income (loss) available to common shares	$(74,583)	$24,064		(50,519)

Basic income (loss) available to common shares per share from:
Continuing operations	$(4.45)	$1.31		$(3.14)
Discontinued operations	0.38	—		0.38
	$(4.07)	$1.31		$(2.76)

Diluted income (loss) available to common shares per share from:
Continuing operations	$(4.45)	$1.31		$(3.14)
Discontinued operations	—	—		—
	$(4.45)	$1.31		$(3.14)

Weighted average shares outstanding:
Continuing operations	18,358	—		18,358
Discontinued operations	18,358	—		18,358

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2007, is based on our audited financial statements for the year ended December 31, 2007, and the adjustments and assumptions are described below.

(p).      Removal of the natural gas sales associated with our South Akcakoca Sub-basin project.

(q).      Removal of the operating expenses associated with our South Akcakoca Sub-basin project.

(r).         Removal of the exploration expenses associated with our South Akcakoca Sub-basin project.

(s).       Removal of the depreciation, depletion and amortization (“DD&A”) expenses associated with our South Akcakoca Sub-basin project.

(t).         Recording of additional interest expense and additional compensation associated with the International Finance Corporation credit facility.

(u).      Recording of the foreign exchange loss associated with our South Akcakoca Sub-basin project.

(v).      Recording of a pro forma income tax provision, assuming a 20% rate, based on the pro forma changes in loss from continuing operations before income taxes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date:	March 9, 2009

		By:	/s/ Charles J. Campise
Charles J. Campise, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Assignment Agreement between PETROL OFISI AS, PETROL OFISI ARAMA URETIM SANAYI ve TICARET ANONIM SIRKETI and Toreador Turkey Limited, Toreador Turkey Limited, Ankara Turkey Branch and Toreador Resources Corporation, dated September 17, 2008, incorporated by reference from Exhibit 2.2 to the Toreador Resources Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

2.2

Amendment Protocol dated January 30, 2009 relating to the Assignment Agreement dated September 17th, 2008 between Toreador Turkey Limited, Toreador Turkey Limited, Ankara Turkey Branch and Toreador Resources Corporation and PETROL OFİSİ A.Ş. and PETROL OFİSİ ARAMA ÜRETİM SANAYİ ve TİCARET ANONİM ŞİRKETI, incorporated by reference from Exhibit 2.1 to the Toreador Resources Corporation Current Report on Form 8-K filed on February 4, 2009.